Exhibit 99.1

Case 24-80040-sgj11  Doc 480  Filed 07/31/24  Entered 07/31/24 18:53:14  Desc

Main Document  Page 1 of 13

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. Eiger BioPharmaceuticals, Inc.	§	Case No. 24-80040
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2024	Petition Date: 04/01/2024

Months Pending: 3	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)

☒	Accounts receivable aging

☒	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☒	Schedule of payments to insiders

☒	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

07/31/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 2 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$32,363,717

b.	Total receipts (net of transfers between accounts)	$400,312	$29,533,643

c.	Total disbursements (net of transfers between accounts)	$3,807,568	$10,373,753

d.	Cash balance end of month (a+b-c)	$28,956,461

e.	Disbursements made by third party for the benefit of the estate	$2,477,624	$25,133,606

f.	Total disbursements for quarterly fee calculation (c+e)	$6,285,192	$35,507,358

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$-24,416

b.	Accounts receivable over 90 days outstanding (net of allowance)	$-24,416

c.	Inventory ( Book Market Other (attach explanation))	$0

d	Total current assets	$53,238,731

e.	Total assets	$53,343,195

f.	Postpetition payables (excluding taxes)	$1,150,194

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$1,150,194

k.	Prepetition secured debt	$27,038,392

l.	Prepetition priority debt	$60,600

m.	Prepetition unsecured debt	$25,796,447

n.	Total liabilities (debt) (j+k+l+m)	$54,045,633

o.	Ending equity/net worth (e-n)	$-702,438

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$45,255,001

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$22,655,981

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$22,599,020

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$-436,762

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$59,731

c.	Gross profit (a-b)	$-496,493

d.	Selling expenses	$3,415,212

e.	General and administrative expenses	$1,372,950

f.	Other expenses	$-51,033

g.	Depreciation and/or amortization (not included in 4b)	$69,416

h.	Interest	$77,379

i.	Taxes (local, state, and federal)	$16,667

j.	Reorganization items	$1,634,261

k.	Profit (loss)	$-7,031,344	$14,279,165

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 3 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$473,967	$4,192,661	$ 473,967	$ 4,192,661
Itemized Breakdown by Firm
		Firm Name	Role
	i	Alvarez & Marsal	Financial Professional	$ 294,605	$ 1,303,868	$ 294,605	$ 1,303,868
	ii	KCC, LLC	Other	$ 129,362	$ 391,696	$ 129,362	$ 391,696
	iii	Sidley Austin LLP	Lead Counsel	$ 0	$ 2,392,067	$ 0	$ 2,392,067
	iv	SSG Advisors, LLC	Other	$ 50,000	$ 105,031	$ 50,000	$ 105,031
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UST Form 11-MOR (12/01/2021)	3

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	4

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
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UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 6 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 7 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

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c.	All professional fees and expenses (debtor & committees)	$473,967	$4,192,661	$473,967	$4,192,661

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 8 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$4,335	$13,680

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$16,667	$56,400

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 9 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	07/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 10 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	10

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Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 12 of 13
Debtor's Name Eiger BioPharmaceuticals, Inc.	Case No. 24-80040

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 480 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Main Document Page 13 of 13

Exhibit - 6
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Payments to Insiders
Insider Name	Salary	Expense Reimbursement	Other Payments	Notes	Total
	$54,166.66	$681.86			$54,848.52
	32,066.66	93.20			$32,159.86
	35,416.66				$35,416.66
Total	$121,649.98	$775.06			$122,425.04

Case 24-80040-sgj11 Doc 480-1 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit A Page 1 of 1

Exhibit - 1
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Statement of Cash Receipts and Disbursements
Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month	Net Change in Escrow Accounts (1)	Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioPharmaceuticals, Inc.	24-80040	$32,363,717	$400,312	(3,807,568)	$2,769,974	$31,726,435	$(2,477,625)	$(6,285,192)

Total Cash Receipts and Cash Disbursements		$32,363,717	$400,312	$(3,807,568)	$2,769,974	$31,726,435	$(2,477,625)	$(6,285,192)

Notes
[1]	Cash Receipts	Cash Disbursements	Notes
Pro Fee Escrow Acct	$2,992,597	$(2,477,625)
Sale Proceeds Escrow Acct	1,300,000	—
Sale Escrow Acct	2,255,001	(1,300,000)	Receipts are good faith deposits for the Avexitide sale; $1.3M good faith deposit for Zokinvy sale was transferred to Sale Proceeds Escrow Acct

Total	$6,547,598	$(3,777,625)
Net Change in Escrow Accts		$2,769,974

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 480-2 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit B Page 1 of 1

Exhibit - 2
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/30/2024

Supplemental Balance Sheet

	Eiger BioPharmaceuticals, Inc.
	06/30/2024
ASSETS		Notes
Cash and Equivalents	$31,726,447	[1	]
Accounts Receivable	(24,416)	[2	]
Intercompany Receivables	12,645,753
Inventory	—
Other Current Assets	8,890,946

Total Current Assets	$53,238,731
Fixed Asset	102,545
Other Asset	1,919

Total Other Assets	$104,464

TOTAL ASSETS	$53,343,195

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	1,150,194

Total Liabilities Not Subject to Compromise	$1,150,194
Liabilities Subject to Compromise
Accounts Payable	3,750,989
Intercompany Payables	11,222,716
Senior Secured Debt	27,038,392
Other Current Liabilities	4,122,396
Accrued Liabilities	3,893,681
Commercial Accruals	59,482
Clinical Accruals	977,078
Regulatory Accruals	1,009,899
CMC Tech Dev Accruals	261,413
Accrued Bonus	—
Accrued Priority Obligations	60,600
Accrued Payroll	496,963
Right of Use - ST Liability	1,685
Right of Use - LT Liability	144

Total Liabilities Subject to Compromise	$52,895,439

Total Liabilities	$54,045,633
Total Equity	(702,439)

TOTAL LIABILITIES & EQUITY	$53,343,195

Notes

[1]	Includes good faith deposit of $2,255,001 for the Avexitide sale deposited in Verita’s sale escrow account
[2]	Negative due to currency variances between AR balances initially recognized and fx rate when balance is received

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 480-3 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit C Page 1 of 1

Exhibit - 3
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	06/01/2024 - 06/30/2024	04/01/2024 - 06/30/2024	Notes
Income
Income	$(436,762)	$(609,795)	[1	]

Total Income	$(436,762)	$(609,795)
Operating Expenses
Cost of Sales	59,731	59,731
Wage related	264,482	926,879
Travel & Entertainment	927	6,085
Outside Services (Ex. Restructuring Expenses)	1,192,468	3,460,648
Restructuring Expenses	1,634,261	6,104,776	[2	]
Clinical costs	3,155,252	2,846,718
CMC Tech Dev	259,959	409,952
Regulatory	—	698
Other operating costs	78,535	256,341

Total Operating Expenses	$6,645,615	$14,109,687

Operating Income / (Loss)	$(7,082,377)	$(14,719,482)

Other (Income) / Expense
Other Income	$(38,174)	$(29,339,725)
Other Expense	(12,860)	341,079	[3	]

Total Other (Income) / Expense	$(51,033)	$(28,998,647)

Net Income / (Loss) before Reorganization Expenses	$(7,031,344)	$14,279,165
Reorganization Items, net	—	—

Net Income / (Loss)	$(7,031,344)	$14,279,165

Notes

[1] - Quarterly true-up of gross to net actvity, reflects reversal of a double counted payment recognized in May

[2] - Reflects accrued expenses. MOR debtor’s professional fees shown as amounts approved to be paid under non-objected fee applications

[3] - Includes both realized and unrealized (gains) / losses

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 480-4 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit D Page 1 of 1

Exhibit - 4
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
AR Aging	Reporting Period:	6/1/2024 - 6/30/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer		Currency		Amount	1 -30 Days (Current)	31 - 60 Days	61 - 90 Days	Total
Eiger BioPharmaceuticals, Inc.	CN1008	01/25/24	03/25/24	97	Sciensus	(ATU)	EUR	*	$(19,606.99)			$(19,606.99)	$(19,606.99)

Total (USD)										$—	$—	$(19,606.99)	$(19,606.99)

Notes

All foreign currencies are translated to USD as of month end Negative due to currency variances between AR balances initially recognized and fx rate when balance is received A/R Aging excludes an allowance for prompt payments of ($4808.55)

Case 24-80040-sgj11 Doc 480-5 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit E Page 1 of 2

Exhibit - 5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V0423	Accenture LLP	1100983914	$6,000.00	04/06/24	$—	$—	$6,000	$6,000
V1212	AllCare Plus Pharmacy LLC	4125805055	$111,300.00	05/02/24	$—	$—	$111,300	$111,300
V1006	Axis Clinicals LLC	EIG 1618 STRG 1	$675.00	06/14/24	$—	$675	$—	$675
V1198	Biorasi LLC	7237	$47,345.15	05/11/24	$—	$—	$47,345	$47,345
V1445	Caremark, LLC	76724	$3,500.00	07/04/24	$3,500	$—	$—	$3,500
V1132	Charles River Laboratories Den Bosch BV	47043020	$19,428.50	06/15/24	$—	$19,429	$—	$19,429
V1012	Clinigen Inc.	230018972	$12,426.13	06/29/24	$—	$12,426	$—	$12,426
V1012	Clinigen Inc.	230018834	$13,120.85	06/22/24	$—	$13,121	$—	$13,121
V1012	Clinigen Inc.	230018832	$27,465.67	06/22/24	$—	$27,466	$—	$27,466
V1012	Clinigen Inc.	230018833	$9,029.44	06/22/24	$—	$9,029	$—	$9,029
V1012	Clinigen Inc.	230018831	$13,120.85	06/22/24	$—	$13,121	$—	$13,121
V1488	COLLEEN M. CRAIG CONSULTING, LLC	1	$1,650.00	06/30/24	$—	$1,650	$—	$1,650
V0084	CPA Global Limited	3170254	$1,007.35	07/05/24	$1,007	$—	$—	$1,007
V0084	CPA Global Limited	10953072	$1,450.00	07/05/24	$1,450	$—	$—	$1,450
V0084	CPA Global Limited	2019325693	$1,346.19	07/05/24	$1,346	$—	$—	$1,346
V0084	CPA Global Limited	198530990	$2,516.26	07/05/24	$2,516	$—	$—	$2,516
V0084	CPA Global Limited	178574430	$2,979.45	07/05/24	$2,979	$—	$—	$2,979
V0084	CPA Global Limited	3109955	$1,225.77	07/05/24	$1,226	$—	$—	$1,226
V0084	CPA Global Limited	202101370	$855.10	07/05/24	$855	$—	$—	$855
V0084	CPA Global Limited	1120210032045	$988.52	07/05/24	$989	$—	$—	$989
V0084	CPA Global Limited	2017800654515	$1,298.28	07/05/24	$1,298	$—	$—	$1,298
V1185	CRC Consulting LLP	5272024	$6,125.00	06/30/24	$—	$6,125	$—	$6,125
V1157	Digital Media Innovations LLC	1000000196853	$1,400.00	07/14/24	$1,400	$—	$—	$1,400
V1128	Diligent Corporation	INV438539	$42,646.01	06/06/24	$—	$42,646	$—	$42,646
V1077	DocuSign, Inc	1.111E+11	$977.50	06/13/24	$—	$978	$—	$978
V0435	Donnelley Financial Solutions, LLC	1275840500	$14,233.00	05/17/24	$—	$—	$14,233	$14,233
V0435	Donnelley Financial Solutions, LLC	1281934700	$710.15	04/25/24	$—	$—	$710	$710
V0435	Donnelley Financial Solutions, LLC	1281869900	$11,191.00	05/04/24	$—	$—	$11,191	$11,191
V0353	Equiniti Trust Company, LLC.	CI-73000	$1,076.00	05/31/24	$—	$1,076	$—	$1,076
V1453	Excellis Europe Ltd.	1784	$25,970.96	05/30/24	$—	$—	$25,971	$25,971
V0132	Federal Express Corporation	8-530-20240	$423.49	06/29/24	$—	$423	$—	$423
V0439	Fisher Clinical Services, Inc.	845949	$403.00	06/14/24	$—	$403	$—	$403
V0439	Fisher Clinical Services, Inc.	845961	$415.42	06/14/24	$—	$415	$—	$415
V0439	Fisher Clinical Services, Inc.	845960	$586.60	06/14/24	$—	$587	$—	$587
V0439	Fisher Clinical Services, Inc.	5341239	$1,315.36	06/28/24	$—	$1,315	$—	$1,315
V0439	Fisher Clinical Services, Inc.	848898	$111.74	07/11/24	$112	$—	$—	$112
V0439	Fisher Clinical Services, Inc.	848888	$403.00	07/11/24	$403	$—	$—	$403
V0439	Fisher Clinical Services, Inc.	10200892	$2,524.83	07/18/24	$2,525	$—	$—	$2,525
V0439	Fisher Clinical Services, Inc.	848889	$95.00	07/11/24	$95	$—	$—	$95
V0439	Fisher Clinical Services, Inc.	848895	$99.96	07/11/24	$100	$—	$—	$100
V0439	Fisher Clinical Services, Inc.	848891	$380.00	07/11/24	$380	$—	$—	$380
V0439	Fisher Clinical Services, Inc.	848897	$111.74	07/11/24	$112	$—	$—	$112
V0439	Fisher Clinical Services, Inc.	848893	$36.00	07/11/24	$36	$—	$—	$36
V0439	Fisher Clinical Services, Inc.	848890	$1,854.00	07/11/24	$1,854	$—	$—	$1,854
V0439	Fisher Clinical Services, Inc.	5343630	$359.67	07/17/24	$360	$—	$—	$360
V0439	Fisher Clinical Services, Inc.	5343616	$719.34	07/17/24	$719	$—	$—	$719
V0439	Fisher Clinical Services, Inc.	5343622	$359.67	07/17/24	$360	$—	$—	$360
V0439	Fisher Clinical Services, Inc.	848892	$6,109.00	07/11/24	$6,109	$—	$—	$6,109
V0439	Fisher Clinical Services, Inc.	848894	$1,425.96	07/11/24	$1,426	$—	$—	$1,426
V0439	Fisher Clinical Services, Inc.	848899	$69.44	07/11/24	$69	$—	$—	$69

Case 24-80040-sgj11 Doc 480-5 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit E Page 2 of 2

Exhibit - 5
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Post-Petition Payables

Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V0439	Fisher Clinical Services, Inc.	848896	$829.78	07/11/24	$830	$—	$—	$830
V0439	Fisher Clinical Services, Inc.	848887	$2,559.00	07/11/24	$2,559	$—	$—	$2,559
V0439	Fisher Clinical Services, Inc.	848901	$415.42	07/13/24	$415	$—	$—	$415
V0439	Fisher Clinical Services, Inc.	848900	$586.60	07/11/24	$587	$—	$—	$587
V0439	Fisher Clinical Services, Inc.	5343139	$12,385.62	07/12/24	$12,386	$—	$—	$12,386
V0321	Frontage Laboratories	20243427	$8,000.00	07/01/24	$8,000	$—	$—	$8,000
V0321	Frontage Laboratories	20243361	$98.00	06/30/24	$—	$98	$—	$98
V0498	Fujifilm Diosynth Bioctechnologies USA, Inc.	2080016567	$8,299.40	06/30/24	$—	$8,299	$—	$8,299
V1078	HH Consultancy	864	$274.53	06/30/24	$—	$275	$—	$275
V1242	Integrichain, Inc.	NS-5367	$10,500.00	05/01/24	$—	$—	$10,500	$10,500
V1242	Integrichain, Inc.	NS-5367	$10,630.00	05/01/24	$—	$—	$10,630	$10,630
V1242	Integrichain, Inc.	NS-5367	$22,721.50	05/01/24	$—	$—	$22,722	$22,722
V1326	IntegriChain, Inc. - Disbursement Account	330569	$503,376.16	07/13/24	$503,376	$—	$—	$503,376
V1186	Intrinsik Corp	87723	$1,110.00	05/30/24	$—	$—	$1,110	$1,110
V1335	Intsel Chimos	FA00097148	$17,142.00	07/13/24	$17,142	$—	$—	$17,142
V1028	IQVIA Inc.	INC-355303	$34,214.63	06/27/24	$—	$34,215	$—	$34,215
V0374	Iron Mountain	JLZH183	$818.95	06/30/24	$—	$819	$—	$819
V0572	Jump Start Technology Inc	JST-21897	$7,420.50	07/10/24	$7,421	$—	$—	$7,421
V0252	Kilpatrick Townsend and Stockton LLP	12982750	$12,536.50	06/30/24	$—	$12,537	$—	$12,537
V0252	Kilpatrick Townsend and Stockton LLP	12982752	$53,109.38	06/30/24	$—	$53,109	$—	$53,109
V0959	KryoCal, LLC dba Kyrosphere	202406-825	$6,562.50	07/03/24	$6,563	$—	$—	$6,563
V1325	Medpace Inc.	NMECI0025101	$17.00	06/28/24	$—	$17	$—	$17
V0641	Patheon Inc	90165660	$(15,047.00)	06/30/24	$—	$(15,047)	$—	$(15,047)
V0641	Patheon Inc	90165660	$(15,244.00)	06/30/24	$—	$(15,244)	$—	$(15,244)
V0641	Patheon Inc	90165661	$(15,317.00)	06/30/24	$—	$(15,317)	$—	$(15,317)
V1379	Patheon Manufacturing Services LLC	900124648	$7,970.00	07/12/24	$7,970	$—	$—	$7,970
V0314	Pharmalytical Consulting LLC	24038	$1,995.00	06/30/24	$—	$1,995	$—	$1,995
V0974	Polaris Building Maintenance, Inc.	19753	$575.00	07/01/24	$575	$—	$—	$575
V1468	Q Squared Solutions Holdings, LLC	108-114259	$250.00	07/10/24	$250	$—	$—	$250
V1188	Resources Connection LLC	AS06194021	$2,496.85	07/06/24	$2,497	$—	$—	$2,497
V0040	RRD International, LLC	INV-0000008855	$893.75	07/01/24	$894	$—	$—	$894
V0040	RRD International, LLC	lNV-0000008851	$2,150.00	07/01/24	$2,150	$—	$—	$2,150
V1381	RSM US LLP	CI-10496339	$1,750.00	07/03/24	$1,750	$—	$—	$1,750
V1381	RSM US LLP	CI-10436083	$1,750.00	05/31/24	$—	$1,750	$—	$1,750
V1207	Sciensus International	SINV-0029432	$1,073.18	06/30/24	$—	$1,073	$—	$1,073
V1207	Sciensus International	SINV-0027728	$1,073.18	05/30/24	$—	$—	$1,073	$1,073
V1207	Sciensus International	SINV-0029433	$8,177.63	06/30/24	$—	$8,178	$—	$8,178
V0310	The Doctors Laboratory	SI1719164	$3,172.28	06/30/24	$—	$3,172	$—	$3,172
V0244	TRG Communications LLC	EICON-052024	$37,800.00	06/30/24	$—	$37,800	$—	$37,800
V1135	Trialog Clinical Trials Ltd	EI248004075	$300.00	06/30/24	$—	$300	$—	$300
V1135	Trialog Clinical Trials Ltd	EI248004076	$695.00	06/30/24	$—	$695	$—	$695
V0488	Trustees of the University of Pennsylvania	240613-L2016-001	$1,711.50	07/17/24	$1,712	$—	$—	$1,712
V1330	Wheelhouse Life Science Advisors	13Jun24	$7,500.00	07/04/24	$7,500	$—	$—	$7,500
Total			$1,150,194.19		$617,800.95	$269,608.30	$262,784.94	$1,150,194.19

Case 24-80040-sgj11 Doc 480-6 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit F Page 1 of 1

Exhibit - 6
In re: Eiger BioPharmaceuticals, Inc.	Case No.:	24-80040
	Reporting Period:	6/1/2024 - 6/30/2024

Payments to Insiders

Insider Name	Salary	Expense Reimbursement	Other Payments	Notes	Total
	$54,166.66	$681.86			$54,848.52
	32,066.66	93.20			$32,159.86
	35,416.66				$35,416.66
Total	$121,649.98	$775.06			$122,425.04

JPMorgan j.R Morgan Securities Standard Month End Eiger copy JPMS Eiger Bio Aggregate Month End (M6 Y2024) 06/01/2024 06/30/2024 Dated: 07/01/2024 Locked Down

Table of Contents Dated: 07/01/2024 GAAP Financials (JPMS Eiger Bio Aggregate ( )) 1 GAAP Trial Balance (JPMS Eiger Bio Aggregate ( )) 2 GAAP Activity Detail (JPMS Eiger Bio Aggregate ( )) 3 GAAP Entry Summary GL Codes (JPMS Eiger Bio Aggregate H)) 4 GAAP Entry Detail (JPMS Eiger Bio Aggregate H)) 5 GAAP GL Balance Sheet by Lot (JPMS Eiger Bio Aggregate ( )) 6 GAAP GL Income Detail (JPMS Eiger Bio Aggregate ( 7 GAAP GL Interest Income (JPMS Eiger Bio Aggregate ( 8 GAAP GL Amortization/Accretion (JPMS Eiger Bio Aggregate ( 9 GAAP GL Realized Gain/Loss (JPMS Eiger Bio Aggregate ( 10 GAAP Transaction Detail (JPMS Eiger Bio Aggregate ( 11 GAAP Trading Activity (JPMS Eiger Bio Aggregate ( 12

GAAP Financials JPMS Eiger Bio Aggregate 06/01/2024 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Balance Sheet JPMS Eiger Bio Aggregate JPMS Eiger Bio MMK JPMS Eiger Bio Pharma As of: 05/31/2024 06/30/2024 05/31/2024 06/30/2024 05/31/2024 06/30/2024 Book Value less Due 0.00 0.00 0.00 0.00 0.00 0.00 Accrued Balance 0.00 0.00 0.00 0.00 0.00 0.00 Interest/Dividend Due 0.02 0.02 0.02 0.02 0.00 0.00 Book Value Accrued 0.02 0.02 0.02 0.02 0.00 0.00 Net Unrealized Carrying Value Gain 0.00 0.00 0.00 0.00 0.00 0.00 Carrying Value and Accrued 0.02 0.02 0.02 0.02 0.00 0.00 Income Statement JPMS Eiger Bio Aggregate JPMS Eiger Bio MMK JPMS Eiger Bio Pharma Begin Date 06/01/2024 Begin Date 06/01/2024 Begin Date 06/01/2024 End Date 06/30/2024 End Date 06/30/2024 End Date 06/30/2024 Net Amortization/Accretion Income 0.00 0.00 0.00 Interest Income 0.00 0.00 0.00 Dividend Income 0.00 0.00 0.00 Foreign Tax Withheld Expense 0.00 0.00 0.00 Misc Income 0.00 0.00 0.00 Net Allowance Expense 0.00 0.00 0.00 Income Subtotal 0.00 0.00 0.00 Net Realized Gain/Loss 0.00 0.00 0.00 Impairment Loss 0.00 0.00 0.00 Net Gain/Loss 0.00 0.00 0.00 Expense 0.00 0.00 0.00 Net Income 0.00 0.00 0.00 Transfers In/Out 0.00 0.00 0.00 Change in Unrealized Gain/Loss 0.00 0.00 0.00 Statement of Cash Flows JPMS Eiger Bio Aggregate JPMS Eiger Bio MMK JPMS Eiger Bio Pharma Begin Date 06/01/2024 Begin Date 06/01/2024 Begin Date 06/01/2024 End Date 06/30/2024 End Date 06/30/2024 End Date 06/30/2024 Net Income 0.00 0.00 0.00 Amortization/Accretion on MS 0.00 0.00 0.00 Change in Accrued on MS 0.00 0.00 0.00 Net Gain/Loss on MS 0.00 0.00 0.00 Change in Unrealized G/L on CE 0.00 0.00 0.00 Subtotal 0.00 0.00 0.00 Purchase of MS 0.00 0.00 0.00 Purchased Accrued of MS 0.00 0.00 0.00 Sales of MS 0.00 0.00 0.00 Sold Accrued of MS 0.00 0.00 0.00 Maturities of MS 0.00 0.00 0.00 Net Purchases/Sales 0.00 0.00 0.00 Transfers of Cash & CE 0.00 0.00 0.00 Total Change in Cash & CE 0.00 0.00 0.00 Beginning Cash & CE 0.02 0.02 0.00 Ending Cash & CE 0.02 0.02 0.00 GAAP Trial Balance JPMS Eiger Bio Aggregate 06/01/2024 06/30/2024 Return to Table of Contents Dated:

GAAP Trial Balance 07/01/2024 Asset GL Account Description Currency GL Code Balance Type Beginning Balance Activity Ending Balance Interest Receivable USD 13100 Asset 0.02 0.00 0.02 USD 13100 0.02 0.00 0.02 income & Expense GL Account Description Currency GLCode Balance Type Beginning Balance Activity Ending Balance Interest Income USD 70020 Income 109,412.09 0.00 109,412.09 JPMorgan Fees USD 68110 Expense 410.97 0.00 410.97 USD 109,001.12 0.00 1 09,001.12 Other GL Account Description Currency GLCode Balance Type Beginning Balance Activity Ending Balance Cash Transfers USD 10100 Equity 13,656,755.78 0.00 13,656,755.78 USD 10100 13,656,755.78 0.00 13,656,755.78 * Grouped by: Trial Balance Grouping. * Groups Sorted by: Trial Balance Grouping.

GAAP Activity Detail JPMS Eiger Bio Aggregate 06/01/2024 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Activity Type GLCode Identifier Currency Description Activity Detail Value * Grouped by: GL Account Description. * Groups Sorted by: GL Account Description.

J.P.Morgan Securities GAAP Entry Summary GL Codes JPMS Eiger Bio Aggregate 06/01/2024 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Activity Type Currency GLCode GL Account Description Debit Credit

* Grouped by: GL Code. * Groups Sorted by: GL Code. 4 Exhibit G Page 7 of 15 J.P.Morgan Securities GAAP Entry Detail JPMS Eiger Bio Aggregate 06/01/2024 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Identifier Currency Description Entry Date GL Code GL Account Description Debit Credit * Grouped by: Activity Type. * Groups Sorted by: Activity Type. 5

Exhibit G Page 8 of 15 J.P.Morgan Securities GAAP GL Balance Sheet by Lot JPMS Eiger Bio Aggregate As of 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Receivable General Ledger Grouping, Identifier, Original Units, Currency, BS Ciass, Settle Date, Maturity Date, Interest/Dividends Due, Net Unrealized Account Description Factorized Units Security Type Trade Date Amort Target Accrued Interest Book Value less Due Carrying Value Gain, Date Carrying Value Excluding Due 0.02 USD RCV 06/30/2024 0.02 0.00 Receivable 0.02 CASH 0.00 0.00 0.00 0.02 USD RCV 06/30/2024 0.02 0.00 Receivable 0.02 CASH 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping.

Exhibit G Page 9 of 15 J.P.Morgan Securities GAAP GL Income Detail JPMS Eiger Bio Aggregate 06/01/2024 Q6/3Q/2Q24 Return to Table of Contents Dated: 07/01/2024 CE General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Vafue, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account Factorized Units, BS Class, Fed Tax, fess Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Value Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, less Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net income Transferred in Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income Y 0.00 0.00 0.00 0.00 0.00 0.02 0.00 0.00 CE Y 0.00 0.00 0.00 0.02 0.00 0.00 0.00 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.02 0.00 0.00 CE Y 0.00 0.00 0.00 0.02 0.00 0.00 0.00 USD NY 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Receivable General Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account Factorized Units, BS Class, Fed Tax, fess Due, Transferred Out Book fess Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Vafue Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, fess Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net income Transferred In Book Miscellaneous Income Acquired Due & Transferred Out Interest/Dividend Value less Due Accrued Due & Accrued Income Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.02 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 USD 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Receivable CASH Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.02 RCV Y 0.00 0.00 0.00 0.00 0.00 0.00 0.00 USD 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Summary Genera! Ledger Grouping, Description, Security Type, State Tax, Beginning Book Value Disposed Book Value, Ending Book Value Miscellaneous Transferred In Ending Due & Net Realized Gain/ Account Factorized Units, BS Class, Fed Tax, fess Due, Transferred Out Book less Due, Expense, Due & Accrued, Accrued, Loss, Identifier Currency State Net Transfers Acquired Book Vafue Value less Due, Net Amortization/ Beginning Due & Disposed Due & Interest/Dividend Net Gain/Loss, fess Due, Impairment Loss Accretion, Accrued, Accrued, Received, Net income Transferred In Book Miscellaneous Income Acquired Due & Transferred Cut Interest/Dividend Value less Due Accrued Due & Accrued Income Y 0.00 0.00 0.00 0.00 0.00 0.02 0.00 0.02 Y 0.00 0.00 0.00 0.02 0.00 0.00 0.00 USD 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Scried by: General Ledger Grouping.

Exhibit G Page 10 of 15 IP.Morgan Securities GAAP GL Interest Income JPMS Eiger Bio Aggregate H 06/01/2024 Q6/30/2Q24 Return to Table of Contents Dated: 07/01/2024 CE General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due <S Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, income Tax Income Beginning Due & Transferred In Due TransferredOut Interest/Dividend Accrued & Accrued Due & Accrued Received 0.00 MMFUND NY Y 0.00 0.00 0.00 0.02 0.00 USD CE Y 0.00 0.02 0.00 0.00 0.00 0.0 0 MMFUND NY Y 0.00 0.00 0.00 0.02 0.00 USD CE Y 0.00 0.02 0.00 0.00 0.00 Receivable General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, income Tax Income Beginning Due & Transferred In Due TransferredOut Interest/Dividend Accrued & Accrued Due & Accrued Received CCYUSD 0.02 CASH Y 0.00 0.00 0.00 0.00 0.00 Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 CCYUSD 0.02 CASH Y 0.00 0.00 0.00 0.00 0.00 Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.00 Summary General Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Miscellaneous Acquired Due & Disposed Due & Ending Due & Interest/Dividend Account Description Currency BS Class State Miscellaneous Expense, Accrued, Accrued, Accrued, income Tax Income Beginning Due & Transferred In Due TransferredOut Interest/Dividend Accrued & Accrued Due & Accrued Received 0.02 Y 0.00 0.00 0.00 0.02 0.00 USD Y 0.00 0.02 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping.

Exhibit G Page 11 of 15 IP.Morgan Securities GAAP GL Amortization/Accretion JPMS Eiger Bio Aggregate H 06/01/2024 06/30/2024 Return to Table of Contents Dated 07/01/2024 Receivable Genera/ Ledger Grouping, Identifier, Factorized Units, Security Type, State, Fed Tax, Acquired Book Value less Disposed Book Value, Impairment Loss, Net Amortization/ Account Description Currency BS Class State Beginning Book Value Due, Transferred Out Book Ending Book Value less Accretion Tax less Due Transferred in Book Value iess Due Due Value less Due 0.02 CASH Y 0.00 0.00 0.00 0.00 Receivable USD RCV Y 0.00 0.00 0.00 0.00 0.02 CASH Y 0.00 0.00 0.00 0.00 Receivable USD RCV Y 0.00 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping.

Exhibit G Page 12 of 15 J.RMorgan Securities GAAP GL Realized Gain/Loss JPMS Eiger Bio Aggregate H 06/01/2024 06/30/2024 Return to Table of Contents Dated: 07/01/2024 Receivable General Ledger Account Identifier Description Factorized Units Currency Security Type BS State State Fed Net Realized Impairment Net Gain/Loss Grouping Class Tax. Tax Gain/Loss Loss Receivable H H Receivable 0.02 USD CASH RCV Y Y 0.00 0.00 0.00 Receivable H H Receivable 0.02 USD CASH RCV Y Y 0.00 0.00 0.00 * Grouped by: General Ledger Grouping. * Groups Sorted by: General Ledger Grouping.

Case 24-80040-sgj11 Doc 480-7 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit G Page 13 of 15

J.P.Morgan
J.P. Morgan Securities

GAAP Transaction Detail

JPMS-Eiger Bio Aggregate [redacted]

06/01/2024 - 06/30/2024

Return to Table of Contents

Dated: 07/01/2024

* Does not Lock Down.

Account	Identifier	Description	Current Units	Currency	Transaction Type	Entry Date	Settle Date	Final Maturity	Price	Principal	Commission	Amount
---	---	---	0.00	---	---	---	---	---	---	0.00	0.00	0.00

* Showing transactions with Entry Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed.

* The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation.

11

Case 24-80040-sgj11 Doc 480-7 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit G Page 14 of 15

J.P.Morgan
J.P. Morgan Securities

GAAP Trading Activity

JPMS-Eiger Bio Aggregate [redacted]

06/01/2024 - 06/30/2024

Return to Table of Contents

Dated: 07/01/2024

* Does not Lock Down.

Account	Identifier	Description	Current Units	Currency	Transaction Type	Trade Date	Settle Date	Final Maturity	Price	Principal	Accrued Interest	Amount
---	---	---	0.00	---	---	---	---	---	---	0.00	0.00	0.00

* Showing transactions with Trade Date within selected date range. * Weighted by: Absolute Value of Principal. * MMF transactions are collapsed.

* The Transaction Detail/Trading Activity reports provide our most up-to-date transactional details. As such, these reports are subject to change even after the other reports on the website have been locked down. While these reports can be useful tools in understanding recent activity, due to their dynamic nature we do not recommend using them for booking journal entries or reconciliation.

12

The information within this report is derived from information provided to Clearwater, with your permission, by the custodian for your accnouts covered in the report. This data is not the official books and records of the account. No guarantee is being made as to the accuracy or completeness of the information within the report. The content contained within is for informational purposes only. We encourage you to compare this with the statement you receive from the custodian for your accounts covered in the report. Exhibit G Page 15 of 15

Primary Account: PRIVATE WEALTH MANAGEMENT 01.2024. 23.202, PALO ALTO CA 94306 1543 PORTFOLIO SUMMARY June28 May 31 Month Change Net Portfolio Value $5,194,049.5 4 ($5,194,049.54) Your assets $5,194,049.54 ($5,194,049.54) Your liabilities Your Net Cash Flow (Inflows/Outflows) ($5,225,833.45) Securities You Transferred In/Out If you have questions on your statement, Subtotal Net Contributions ($5,225,833.45) call 24 Hour Assistance: Your Dividends/lnterest Income $31,783.91 $22,016.48 866) 4MLBUSINESS Your Market Gains/(Losses) (866)465 287 Subtotal Investment Earnings $31,783.91 $22,016.4 8 Access Code: H Investment Advice and Guidance: Call Your Private Wealth Advisor Your Private Wealth Advisor; JACKSON/SMITH/HERRERA 2049 CENTURY PARK E STE 1200 CENTURY CITY CA 90067 Total Value (Net Portfolio Value plus Assets Not Held/Valued By MLPF&S, if any) in millions, 2023 2024 Up to date account information can be viewed at: www.mymerrill.com, where your statements are archived for three or more years. Questions about MyMerrill? Click the “help” tab at the top of the screen once you log in. 8/23 9/23 10/23 11/23 12/23 1/24 2/24 3/24 4/24 5/24 6/24 CONVENIENCE, NOT CLUTTER Discover the convenience of accessing your documents online. View, download and print documents as needed. Plus, you may lower your risk of fraud and identity theft. Visit MyMerrill.com® or download the mobile app to enroll. Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as “MLPF&S” or “Merrill”) makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker dealer, Member SIPC and a wholly owned subsidiary ofBofA Corp. Investment products: | Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value | Primary Account 24 Hour Assistance: 4866} 4MLBUSINESS Access Code :

YOUR ACCOUNTS Account No. Account Type/Managing Firm June 28 May 31 Page SOLUTIONS FOR BUSINESS EIGER BIOPHARMACEUTICALS, INC. 0.00 5,194,049.54 6 EIGER BIOPHARMACEUTICALS, INC. 0.00 0.00 10 Subtotal 0.00 5,194,049.54 Your account statement is enrolled in electronic delivery viewable on www.mymerrill. com All brokerage accounts are held at Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC. Bank deposits are held at Merrill Lynch afFiliated banks or other depository institutions and arc covered by FDIC insurance up to applicable limits. They are not protected by SIPC, see the section titled “Coverage for Your Account” on the second to last page of your statement for more information. These summary reports are provided for informational purposes only and contain information from accounts linked for delivery in a single package. The underlying accounts may have different owners and use of “you” or “your” in these reports refer to ail owners. The enclosed separate account statements are the official record for each account Primary Account: YOUR BALANCE SHEET (for your Merrill accounts) June01.2024 June28,2024 ASSETS CASH FLOW

YOUR BALANCE SHEET (for your Merrill accounts) June 28 May 31 This Report Year to Date Cash/Money Accounts 5,194,049.54 Opening Cash/Money Accounts $5,194,049.54 Fixed Income CREDITS Equities “Funds Received Mutual Funds Electronic Transfers Options Other Credits Other “ “ Subtotal Subtotal (Long Portfolio) 5,194,049.54 TOTAL ASSETS $5,194,049 54 T Electronic Transfers (5,225,803.45) (5,225,803.45) LIABILITIES Margin Interest Charged Margin Loan/Debit Balance Other Debits Short Market Value Visa Purchases Subtotal ATM/Cash Advances NET PORTFOLIO VALUE $5,194,049.54 Checks Written/Bill Payment Advisory and other fees (30.00) (1,966.96) Subtotal (5,225,833.45) (5,227,770.41) OTHER LIABILITIES (not included in Net Portfolio Value) Net Cash Flow ($5,225,833.45) ($5,227,770.41) Loan Management Account ™ 7 Dividends/Interest Income 31,783.91 139,340,20 Mortgages Security Purchases/Debits Home Equity Loans Security Sales/Credits Business Loans Closing Cash/Money Accounts Subtotal TOTAL LIABILITIES Secured by assets in a Merrill account

Primary Account: 2 4 Hour Assistance: (BM) 4MLBUSINESS Access Code: I YOUR PORTFOLIO REVIEW CURRENT INCOME FINANCIAL MARKET INDICATORS $25,427 2 Previous $12,713 This Report Last Report Year End Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S&P 500 5460.48 5277.51 4769.83 Three Month Treasury Bills 5.35% 5.39% 5.33% This Report Year To Date Long Term Treasury Bonds 4.55% 4.64% 4.03% Tax Exempt Interest One Month BSBY 5.39% 5.37% 5.43% Taxable Interest 0.03 2.45 NASDAQ 17732.61 16735.02 15011.35 Tax Exempt Dividends Taxable Dividends 31,783.88 139,337.75 Total $31,783.91 $139,340.20 Your Estimated Annual Income For 24 hour up to date account information, Keep things simple and choose Online Delivery „ „ visitorenrollatmymerrill.com. Less paper, less risk of fraud. Enroll now at mymerrill.com. Primary Account: |

YOUR MONTHLY INCOME & GAIN/(LOSS) REVIEW INCOME SUMMARY This Report Year to Date Tax Total Tax Total Exempt Taxable Exempt Taxable This Report Exempt Taxable Exempt Taxable YTD Account No. Interest Dividends Income Interest Dividends Income Non Retirement 31,784 31,784 2 139,338 139,340 TOTAL $31,784 $31,784 $2 $139,338 $139,340 GAIN/(LOSS) SUMMARY Long Term Capital Realized Ga ins/(Losses) Gain Distributions Unrealized GainsZ(Losses) This Report YTD This Report YTD Account No. Short Term Short Term Long Term Long Term Year To Date Short Term Long Term Non Retirement TOTAL

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Online at: www.mymerrill.com Account Number l 24 Hour Assistance: (866) 4MLBUSINESS Access Code EIGER BIOPHARMACEUTICALS, INC. M 2155 park blvd Net Portfolio Value: $0.00 PALO ALTO CA 94306 1543 Your Private Wealth Advisor: JACKSON/SMITH/HERRERA 2049 CENTURY PARK E STE 1200 CENTURY CITY CA 90067 1 888 288 9722 WCMA® ACCOUNT ju ™ This Statement Year to Date ASSETS June 28 May 31 Opening Value Total Credits 31,783.91 139,340.20 Equities * Total Debits (5,225,833.45) (5,227,770.41) Mutual Funds Securities You Transferred In/Out Options Market Ga ins/(Losses) Other Closing Value (oe/28) $0.00 subtotat (Long Portfolio) 5,194,049.54 5 1 TOTAL ASSETS $5,194,049.54 ABILITIES Debit Balance Short Market Value TOTAL LIABILITIES NET PORTFOLIO VALUE $5,194,049.54 Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as “MLPF&S” or “Merrill”) makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker dealer, Member SIPC and a wholly owned subsidiary of BofA Corp. Investment products: | Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value |

EIGER BIOPHARMACEUTICALS, INC. Account Number: 24 Hour Assistance: (866) 4MLBUSINESS Access WCMA® ACCOUNT June 01,2024 June 28, 2024 CASH FLOW This Statement Year to Date I DOCUMENT PREFERENCES THIS PERIOD Opening Cash/Money Accounts $5,194,049.54 Mail Online Delivery CREDITS Statements X Funds Received Performance Reports X Electronic Transfers Trade Confirms X Other Credits Shareholders Communication X Subtotal Prospectus X Service Notices X DEBITS Tax Statements X Electronic Transfers (5,225,803.45) (5,225,803.45) Margin Interest Charged Other Debits Visa Purchases ATM/Cash Advances Checks Written/Bill Payment Advisory and other fees (30.00) (1,966.96) Subtotal (5,225,833.45) (5,227,770.41) Net Cash Flow ($5,225,833.45) ($5,227,770.41) OTHER TRANSACTIONS Dividends/lnterest Income 31,783.91 139,340.20 Security Purchases/Debits Security Sales/Credits 2 Closing Cash/Money Accounts

EIGER BIOPHARMACEUTICALS, INC. Account Number: YOUR WCMA BANK DEPOSIT INTEREST SUMMARY June 01,2024 June 28, 2024 Average Current Interest on Closing Money Account Description Opening Balance Deposit Balance Yield% Deposits Balance Bank of America, N.A. 713 112 00 0.03 0 TOTAL ML Bank Deposit Program 713 0.03 0 YOUR WCMA TRANSACTIONS DIVIDENDS/INTEREST INCOME TRANSACTIONS Income Date Description Transaction Type Quantity Income Year To Date Taxable Interest 06/13 BANK DEPOSIT INT 06/13 r Bank Interest 03 Subtotal (Taxable Interest) 03 2.45 Taxable Dividends 06/03 BLFFEDFUND Dividend 22,881.53 PAY DATE 05/31/2024 06/03 BLFFEDFUND Reinvestment Sha re(s) 22,881.0000 AGENT REINV AMT $22881.00 REINV PRICE $1.00000 REINV SHRS 22881.0000 AS OF 06/03 06/14 BLFFEDFUND Dividend 8,902.35 PAY DATE 06/13/2024 Subtotal (Taxable Dividends) 31,783.88 139,33 7.75 NET TOTAL 31,783.91 139,340.20 CASH/OTHER TRANSACTIONS Date Description Transaction Type Quantity Debit Credit Electronic Transfers 06/14 WIRE TRF Wire Transfer Out 5,225,803.45 Subtotal (Electronic Transfers) 5,225,803.45 NET TOTAL 5,225,803.45 EIGER BIOPHARMACEUTICALS, INC. Account 24 Hour Assistance: (866) 4MLBUSINESS Access Code: YOURWCMA TRANSACTIONS June 01,2024 June 28,2024 ADVISORY AND OTHER FEES Date Description Fee Type Quantity Debit Credit

YOUR WCMA TRANSACTIONS Wire Transfer Fee 30.00 NET TOTAL 30.00 YOUR WCMA MONEY ACCOUNT TRANSACTIONS Date Description Withdrawals Deposits Date Description Withdrawals Deposits 06/03 ML BANK DEPOSIT PROGRAM 613.00 06/13 ML BANK DEPOSIT PROGRAM 101.00 06/04 ML BANK DEPOSIT PROGRAM 1.00 NET TOTAL 713.00 YOUR WCMA MONEY FUND TRANSACTIONS Date Description Sales Purchases Date Description Sales Purchases 06/03 BLF FEDFUND 613.00 06/13 BLF FEDFUND 5,216,830.00 NET TOTAL 5,216,217.00 If you own London Interbank Offered Rate (LIBOR) linked financial products, the cessation of LIBOR and the transition from LIBOR to alternative reference rates such as SOFR or BSBY, may have significant impacts to those financial products, including impacts to their liquidity, value and potential performance. Additional information is available at www.ml.com/articles/benchmark interest rate reform.html

Case 24-80040-sgj11 Doc 480-8 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit H Page 11 of 18

MERRILL
A BANK OF AMERICA COMPANY

Online at: **www.mymerrill.com** Account Number: [redacted]

24-Hour Assistance: (866) 4MLBUSINESS
Access Code: [redacted]

EIGER BIOPHARMACEUTICALS, INC.
2155 PARK BLVD
PALO ALTO CA 94306-1543

Net Portfolio Value: $0.00

Your Private Wealth Advisor:
JACKSON/SMITH/HERRERA
2049 CENTURY PARK E STE 1200
CENTURY CITY CA 90067
1-888-288-9722

WCMA® ACCOUNT

June 01, 2024 - June 28, 2024

	This Statement	*Year to Date*
Opening Value (06/01)	**$0.00**	
Total Credits	-	-
Total Debits	-	-
Securities You Transferred In/Out	-	-
Market Gains/(Losses)	-	-
Closing Value (06/28)	**$0.00**	

ASSETS	*June 28*	*May 31*
Cash/Money Accounts	-	-
Fixed Income	-	-
Equities	-	-
Mutual Funds	-	-
Options	-	-
Other	-	-
Subtotal (Long Portfolio)	-	-
TOTAL ASSETS	-	-

LIABILITIES		
Debit Balance	-	-
Short Market Value	-	-
TOTAL LIABILITIES	-	-
NET PORTFOLIO VALUE	-	-

Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as "MLPF&S" or "Merrill") makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (BofA Corp). MLPF&S is a registered broker-dealer, Member SIPC and a wholly owned subsidiary of BofA Corp.
Investment products: **Are Not FDIC Insured | Are Not Bank Guaranteed | May Lose Value**

+
011 1889 *10 of 14*

WCMA® ACCOUNT June 01,2024 June 28, 2024 CASH FLOW This Statement Year to Date I DOCUMENT PREFERENCES THIS PERIOD Opening Cash/Money Accounts Mail Online Delivery CREDITS Statements X Funds Received Performance Reports X Electronic Transfers Trade Confirms X Other Credits Shareholders Communication X Subtotal Prospectus X Service Notices X DEBITS Tax Statements X Electronic Transfers Margin Interest Charged Other Debits Visa Purchases ATM/Cash Advances Checks Written/Bill Payment Advisory and other fees Subtotal Net Cash Flow OTHER TRANSACTIONS Dividends/lnterest Income Security Purchases/Debits Security Sales/Credits Closing Cash/Money Accounts

EIGER BIOPHARMACEUTICALS, INC. Account Number: June 01,2024 June 28, 2024 If you own London Interbank Offered Rate (LIBOR) linked financial products, the cessation of LIBOR and the transition from LIBOR to alternative reference rates such as SOFR or BSBY, may have significant impacts to those financial products, including impacts to their liquidity, value and potential performance. Additional information is available at www.ml.com/articles/benchmark interest rate reform.html

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Customer Service Securities Investor Protection Corporation (SIPC), and, atwww.finra.org Please promptly report any inaccuracy discrepancy ‘n other jurisdictions, locally registered entities. We receive a fee from ISA® banks of up to 2% per annum and/or concern By calling Wealth Management Client Investment products offered by Investment Banking of the average daily balances. We receive a fee from our Support at (800 mERRILl) within ten (10) business days Affiliates, including MLPF&S, ARE NOT FDIC INSURED, affiliated banks of up to $100 per annum for each account after delivery of or communication of the account ARE NOT BANK GUARANTEED AND MAY LOSE VALUE. that sweeps balances to the banks under the RASP3’ and statement. You should re confirm any oral ML bank deposit programs. We also receive a fee from Bank communications in writing to protect Your rights. Additional Information of America, N.A. based on the average daily Preferred We will route your equity and option orders to market Deposit * and Preferred Deposit for Business® balances. „ centers consistent with our duty of best execution. our IinanciaJ statement at our offices. Except for certain custodial accounts, we hold bonds Options Customers liteis a We act as a market maker, dealer, block positioner proportional to the total number of customer holdings options commission charges have been included in your or arbitrageur in certain securities. These activities may of that particular security that we hold. confirmation. You may request a summary of this put us or one of our affiliates on the opposite side of This statement serves as a confirmation of certain information, transactions we execute for you and potentially result in transactions during the period permitted to be trading profits for us or our affiliates. reported periodically. Additional information, including Margin Customers BofA Merrill Lynch Research is research produced by the time of execution for any trade, is available upon a marnin armunt it a mmhinad MLPF&S and/or one or more of its affiliates. Third written request. stattpmp nfTourtmafrdn party research ratings from selected vendors are In accordance with applicable law, rules and ent of your margm account a special provided, if available, for your information. Our regulations, your free credit balance is not segregated providing these research ratings is not a solicitation or and we can use these funds in our business. Your free applicable regulations. The permanent record of the recommendation of any particular security MLPF&S credit balance is the amount of funds payable upon separate account, as required by Regulation This available and its affiliates are not responsible for any third party your demand. You have the right to receive, in the for your inspection upon request. You should retain this research and have no liabilitv for such research You normal course of business, any free credit balance and statement for use with your next statement to calculate are responsible for any trading decision you make any fully paid securities to which you are entitled, interest charges, if any for the period covered by this based upon third party research ratings and reports. subject to any obligations you owe in any of your statement. The interest charge period will para lei the, MLPF&S may make available to you certain securities counts o statement period, except that interest due for the final day and other investment oroducts that are snonsored ‘or clints enrolled in a sweep program, the balance of the statement period will be carried over and appear on managed, distributed or provided by companies that In any bank deposit account, or shares of any money your next statement. affiliates of Bank of America Cnrnoration or in market mutual fund in which you have a beneficial J which RAPhas a °r ° interest can be withdrawn or liquidated on your order Coveraae for vour Account MprrHi and the proceeds returned to your securities account coverage roryour Account or remitted to you. 1 The Securities Investor Protection Corporation (SIPC) and team haspdl vi and nHWa?7 h You will have the right to vote full shares and we may our excess SIPC insurance policy do not cover commodities <> ma nniin sn h’?rk solicit voting instructions concerning these full shares futures contracts, fixed annuity contracts, hedge funds, ® Pla orm °°tn are in your account. Voting shares in your account will be private equity funds, commodity pools and other investment Ra2k nf America thP markPtinn name governed by thethen current rules and policies of contracts {such as limited partnerships) that are not for the bankina andaPoba markets bus RA e Securities Exchange Commission or registered with the US Securities Exchange Commission, RAC 12nd nn dpHvaHvpi and Sh2r rnmm2?ria o r aPPllcable exchanges or regulatory bodies. precious meta Is, other assets that are not securities, as ot bag. Lending, derivatives, and other commercial All transactions are subject to the constitution, rules, defined bv SIPC and assets that are not held at MLF’F&S banking activities are performed globally, by banking regulations, customs, usages, rulings and such cash on deoosit at Bank of America NA or Bank of affiliates of BAC including Bank oT America, N.A., interpretations of the exchange or market, and its Ampr£VS?rnirfo M member Fed al Depositinsurance Corporation clearinghouse, if any, where the transactions are America Cal fornia N A (Merrill Lynch affih or (FDIC). Securities, strategic advisory, and other executed, and if not executed on any exchange, FINRA. 2™FLt2fi hv¥h7 rnir a investment banking activities are performed globally You may obtain an investor brochure that includes protected by FDIC up to applicable limits. MLPF&S is not a by investment banking affiliates of BAC (“Investment information describing the FINRA Regulation Public THR0UGH Banking Affiliates ), including, in the United States, Disclosure Program (Trogram”). To obtain a brochure M.LPF&S ARE NOT FDIC INSURED ARE NOT BANK MLPF&S and Merrill Lynch Professional Clearing Corp,, or more information about the Program or your broker GUARANTEED AND MAY LOSE VALUE. To obtain information all of which are registered broker dealers and members contact the FINRA Regulation Public Disclosure Program about SIPC, including the SIPC Brochure, contact SIPC at of Financial Industry Regulatory Authority (FINRA) and Hotline at [800)289 9999 or access the FINRA website http://www.sipc.org or (202)371 8300.

Case 24-80040-sgj11 Doc 480-8 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit H Page 16 of 18

Fixed Income Securities

Values on your statement generally are based on estimates obtained from various sources and in certain cases only from affiliates. These values assume standard market conditions, are not firm bids or offers and may vary from prices achieved in actual transactions, especially for thinly traded securities. These values are generally for transactions of $1 million or more, which often reflect more favorable pricing than transactions in smaller amounts. You may pay more than these values if you purchase smaller amounts of securities, or receive less if you sell smaller amounts of securities.

Prices and Valuations

While we believe our pricing information to be reliable, we cannot guarantee its accuracy. Pricing information provided for certain thinly traded securities may be stale.

Values on your statement generally are based on estimates obtained from various sources and in certain cases only from affiliates.

Investments such as direct participation program securities (e.g., partnerships, limited liability companies, and real estate trusts which are not listed on any exchange), and alternative investments (e.g. commodity pools, private equity funds, private debit funds, and hedge funds) are generally illiquid investments. No formal trading market exists for these securities and their current values will likely be different from the purchase price. Unless otherwise indicated, and except for certain alternative investment funds sponsored by affiliates of MLPF&S, the value shown on this statement for an investment in these securities has been provided by the management, administrator or sponsor of each program or a third-party vendor, in each case without independent verification by MLPF&S. The values shown may not reflect actual market value or be realized upon a sale. If an estimated value is not provided, accurate valuation information is not available.

Cost Data/Realized Capital Gains & Losses

Cost Data and Realized Capital Gains/Losses are provided in this statement for informational purposes only. Please review for accuracy. Merrill Lynch is not responsible for omitted or restated data. Please consult your tax advisor to determine the tax consequences of your securities transactions. Your statement is not an official accounting of gains/losses. Please refer to your records, trade confirmations, and your Consolidated Tax Reporting Statement (Form 1099).

+

Insurance Policies and Annuity Contracts

Information is based on data from the issuing insurer. We are not responsible for the calculation of policy/contract values. Insurance policies and annuity contracts are generally not held in your MLPF&S account. If we, as custodian or trustee, hold an annuity contract that is a security, SIPC and excess-SIPC coverage apply.

Estimated Annual Income and Current Yield

Estimated Annual Income and Current Yield for certain types of securities could include a return of principal or capital gains in which case the Estimated Annual Income and Current Yield would be overstated. Estimated Annual Income and Current Yield are estimates and the actual income and yield might be lower or higher than the estimated amounts. Current Yield is based upon Estimated Annual Income and the current price of the security and will fluctuate.

Market-Linked Investments (MLI)

MLIs are debt securities or Certificates of Deposit linked to an underlying reference asset. They are reflected on your statement by their underlying reference asset – equities (e.g., stocks, ETFs, equity indices), alternative investments (e.g., commodities, currencies), or fixed income (e.g., interest rates). This classification method illustrates your asset allocation.

Symbols and Abbreviations

¤	Interest reported to the IRS
■	Gross Proceeds reported to the IRS
*	Dividends reported to the IRS
:	Transactions reported to the IRS
OCC	Options Clearing Corporation
#	Transaction you requested same day payment. Prior day's dividend retained to offset cost of advancing payment on your behalf
N/A	Price, value and/or cost data not available
N/C	Not-Calculated
N/N	Non-negotiable securities
N/O	Securities registered in your name
N/O CUST	Non-negotiable securities registered in the name of the custodian
↑↓	Indicates that BofA Merrill Lynch Research has upgraded (↑) or downgraded (↓) its fundamental equity opinion on a security.

011 1889 *14 of 14*

Case 24 80040 sgj11 Doc 480 8 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc P.O. Box 2016 Exhibit H Page 17 of 18 Lakewood, NJ 08701 MERRILL taw. A BANK OF AM ER ICA COMPANY A6 000000 437 760 007768 #@01 MB 0,S71 782848012240615020351 EIGER BIOPHARMACEUTICALS, INC. Go Paperless! To receive your mail online, 2155 PARK BLVD M please visit www. M/Mem//, com to enroll in PALO ALTO CA 94306 1543 Online Delivery. June 14,2024 Review Your Recent Transfer For your security, we let you know when transfers are made from your account. As you ‘©quested, wo have sent out a wire transfer from your account. Please take a moment to review the transfer details below. Advice, planning and support TRANSFER DATE WIRE TRANSFER AMOUNT TRANSFERRED TO Always remember, your 06/14/24 $5,225,803.45 Private Wealth Advisor is available to help you reacfi your financial goals. jackson/smith/herrera you didn’t request this transfer, please contact us immediately. (888) 288 9722 When you have questions, you have options Please contact your Private Wealth Advisor or call (800) MERRILL (637 7455). Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as “MLPF&S” or “Merrill’’) makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (“BofA Corp.”}. MLPF&S is a registered broker dealer, registered investment adviser, Member SIPC and a wholly owned subsidiary of BofA Corp. Banking Products are provided by Bank of America, N.A. and affiliated banks, members FDIC and wholly owned subsidiaries of Sank of America Corporation. Investment products: Are Not FDIC Insured Are Not Bank Guaranteed May Lose Value Code: Fed Wire Confirm 09/2020 Information may appear on the back of this letter

Case 24 80040 sgj11 Doc 480 8 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit H Page 18 of 18 P.O. Box 2016 a Lakewood, NJ 08701 |V| £ R ILL A BANK OF AMERICA COMPANY A6 000000 532 421 005808 #@01 MB 0.571 924368032240614080214 EIGER BIO PHARMACEUTICALS, INC. Go Paperless! To receive your mail online, 2155 PARK BLVD please visit www.MvMerrili.com to enroll in PALO ALTO CA 94306 1543 Online Delivery. June 13,2024 Review and Retain Sweep Program Change Notification Page i of i Your prjmafy money account selection has changed. Please review the details below. We have received your request to change your account’s primary money account (i.e., primary sweep) selection. Below is confirmation of the change. Advice, planning and support Previous Selection Always remember, your Merrill Lynch Bank Deposit Program Private Wealth Advisor is available to help you reach New Se(ectjon your financial goals. No Sweep JACKSON/SMITH/HERRERA information regarding your primary money account options, please see your account (888) 288 9722 agreement. If you have any questions about this change, or if you did not request this change, please contact your Private Wealth Advisor. Merrill Lynch, Pierce, Fenner & Smith Incorporated (also referred to as “MLPF&S” or “Merrill”) makes available certain investment products sponsored, managed, distributed or provided by companies that are affiliates of Bank of America Corporation (“BofA Corp.1’). MLPF&S is a registered brokerdealer, registered investment adviser. Member SIPC and a wholly owned subsidiary of BofA Corp. Banking Products are provided by Bank of America, N.A. and affiliated banks, members FDIC and wholly owned subsidiaries of Bank of America Corporation. investment products: Are Not FDIC Insured Are Not Bank Guaranteed May Lose Value Code: SWEEPCHG 07/2022 p Information may appear on the back of this letter

Case 24 80040 sgj11li Doc ‘480E 9xhibFiitleId 0P7a/3g1e/214of 1E0ntered 07/31/24 18:53:14 Desc ovw/Bank Exhibit I Page 1 of 1J0une 2024 A Division of First Citizens Bank Reporting Activity 06/01 06/30 Page 1 of 2 3003 Tasman Drive, Santa Clara, CA 95054 “’< ADDRESS SERVICE REQUESTED Managing Your Accounts Phone: (408) 654 4636 >020569 3076264 0001 092196 1OZ one: EIGER BIOPHARMACEUTICALS, INC. I Toll Free: (800) 774 7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com J s s Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $0.00 Total Balance $0.00 Analysis Checking Account Summary Date Description 06/01/2024 Beginning Balance $0.00 06/30/2024 Ending Balance $0.00 Total debits this period $329,580.90 Total credits this period $329,580.90 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 06/01/2024 Beginning Balance $0.00 06/04/2024 CAREMARK CAREMARK $0.00 $183,100.50 $183,100.50 EIGER BIOPHARMAC 06/04/2024 SWEEP TO $183,100.50 $0.00 $0.00 o 06/07/2024 CAREMARK CAREMARK $0.00 $146,480.40 $146,480.40 3 =0 EIGER BIOPHARMAC o 06/07/2024 SWEEP TO $146,480.40 $0.00 $0.00 ru 06/30/2024 Ending Balance $0.00 o m T SVB AUDIT CONFIRMATION REQUESTS SHOULD BE V SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM LENDER “

Case 24-80040-sgj11 Doc 480-9 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit I Page 2 of 10

CHECKS OUTSTANDING

DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT	

BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows:
Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT

CHECKBOOK RECONCILIATION

ENTER BALANCE THIS STATEMENT	$	
ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
SUBTOTAL	$	
SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Case 24 80040 sgj11li Doc ‘480E 9xhibFiitleId 0P7a/3g1e/234of 1E0ntered 07/31/24 18:53:14 Desc OVM Bank Exhibit I Page 3 of 1J0une 2024 A Division of First Citizens Bank Reporting Activity 06/01 06/30 Page 1 of 6 3003 Tasman Drive. Santa Clara, CA 95054 x * ADDRESS SERVICE REQUESTED Managing Your Accounts Phone: (408) 654 4636 >021168 3076264 0001 092196 1OZ one: EIGER BIOPHARMACEUTICALS, INC. I Toll Free: (800) 774 7390 DEBTOR IN POSSESSION 2155 PARK AVENUE Email: clientsupport@svb.com PALO ALTO CA 94306 Online: www.svb.com > f s Summary of Accounts Account Type Account Number Ending Balance Analysis Checking $4,843,283.27 Total Balance $4,843,283.27 Analysis Checking Account Summary Date Description 06/01/2024 Beginning Balance $3,056,489.28 06/30/2024 Ending Balance $4,843,283.27 Total debits this period $3,850,067.86 Total credits this period $5,636,861.85 Service Charge $0.00 Account Activity Transaction Date Description Debits Credits Balance 06/01/2024 Beginning Balance $3,056,489.28 06/03/2024 Corp E Corp E CHECK $80,000.00 $0.00 $2,976,489.28 m Eiger Biopharamaceutic 06/04/2024 SWEEP FROM $0.00 $183,100.50 $3,159,589.78 o 06/05/2024 Transfermate Inc TMATE $3,239.85 $0.00 $3,156,349.93 s ru Eiger BioPharmaceutica 06/05/2024 Transfermate Inc TMATE $12,594.57 $0.00 $3,143,755.36 ru Eiger BioPharmaceutica J 06/05/2024 Transfermate Inc TMATE $25,000.00 $0.00 $3,118,755.36 fl Eiger BioPharmaceutica Member T ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE K V SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM LENDER

Case 24-80040-sgj11 Doc 480-9 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit I Page 4 of 10

CHECKS OUTSTANDING									CHECKBOOK RECONCILIATION		
DATE OR #	AMOUNT		DATE OR #	AMOUNT		DATE OR #	AMOUNT				
									ENTER BALANCE THIS STATEMENT	$	
									ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT)	$	
									SUBTOTAL	$	
									SUBTRACT TOTAL ITEMS OUTSTANDING	$	
BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: Interest-ADD Overdraft-DEDUCT Automatic Payment-DEDUCT Automatic Advance-ADD Service Charge-DEDUCT									BALANCE	$	

PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below.

If your checkbook and statement do not balance have you:

☐ Accounted for bank charges? ☐ Verified additions and subtractions in your checkbook? ☐ Compared canceled checks to check stub? ☐ Compared deposit amounts on statement to your checkbook?

Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774-7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement.

IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS
(For Consumer Clients)

Telephone Silicon Valley Bank at (800) 774-7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

For questions about preauthorized transfers, please contact us at (800) 774-7390.

IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS

You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed "available" when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services.

FAIR CREDIT REPORTING ACT

We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.

Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.

Analysis Checking n (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 06/05/2024 Transfermate Inc TMATE $42,974.61 $0.00 $3,075,780.75 Eiger BioPharmaceutica 06/05/2024 WIRE OUT M $13,999.68 $0.00 $3,061,781.07 06/06/2024 Transfermate Inc TMATE $3,508.75 $0.00 $3,058,272.32 Eiger BioPharmaceutica 06/06/2024 Eiger Bio Inc. H $8,298.25 $0.00 $3,049,974.07 06/07/2024 SWEEP FROM B $0.00 $146,480.40 $3,196,454.47 06/10/2024 BAMBORA $11,431.56 $0.00 $3,185,022.91 Eiger BioPharmaceutica 06/10/2024 Eiger Bio Inc. H $43,753.76 $0.00 $3,141,269.15 06/10/2024 WIRE OUT H $14,617.16 $0.00 $3,126,651.99 ; OBI PAYMENT OF INVOICE M 06/11/2024 Transfermate Inc TMATE $5,720.56 $0.00 $3,120,931.43 Eiger BioPharmaceutica 06/11/2024 Transfermate Inc TMATE $17,463.89 $0.00 $3,103,467.54 Eiger BioPharmaceutica \ 06/11/2024 WIRE OUT M $133,942.10 $0.00 $2,969,525.44 s 06/12/2024 WIRE OUT M $23,334.11 $0.00 $2,946,191.33 ? 06/14/2024 WIRE IN $0.00 $5,225,803.45 $8,171,994.78 06/14/2024 Eiger Bio Inc. H $21,977.50 $0.00 $8,150,017.28 ACH OFFSET

Case 24 80040 sgj11 Doc 480 9 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc 0 Exhibit I Page 6 of 10 June 2024 4 18:53:14 Desc A Division of First Citizens Bank ‘ Reporting Activity 06/01 06/30 Page 4 of 6 Analysis Checking H (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 06/17/2024 ACH CHARGEBACK RETURN $0.00 $977.50 $8,150,994.78 RETIRE 06/17/2024 Transfermate Inc TMATE $27,275.49 $0.00 $8,123,719.29 Eiger BioPharmaceutica 06/17/2024 Transfermate Inc TMATE $68,372.01 $0.00 $8,055,347.28 Eiger BioPharmaceutica 06/17/2024 WIRE OUT M $2,350,959.00 $0.00 $5,704,388.28 UCTURING CLIENTS;OBI FBO EIGER 06/20/2024 Eiger Bio Inc. H $977.50 $0.00 $5,703,410.78 ACH OFFSET 06/20/2024 WIRE OUT $280,569.00 $0.00 $5,422,841.78 UCTURING CLIENTS;OBI FBO EIGER 06/21/2024 Transfermate Inc TMATE $4,500.00 $0.00 $5,418,341.78 Eiger BioPharmaceutica 06/21/2024 Transfermate Inc TMATE $131,257.15 $0.00 $5,287,084.63 Eiger BioPharmaceutica 06/24/2024 BAMBORA EX10000100 $142.91 $0.00 $5,286,941.72 Eiger BioPharmaceutica 06/25/2024 WIRE OUT M $120,589.45 $0.00 $5,166,352.27 06/27/2024 Eiger BioPharmac BB Coupa P $0.00 $42,500.00 $5,208,852.27 Eiger Biopharmaceutica 06/27/2024 Transfermate Inc TMATE $42,500.00 $0.00 $5,166,352.27 Eiger BioPharmaceutica

Analysis Checking H (continued) Account Activity (continued) Transaction Date Description Debits Credits Balance 06/28/2024 Danforth Advisor ACH Pmt $0.00 $38,000.00 $5,204,352.27 EIGER BIOPHARMACEUTICA 06/28/2024 WIR OUT M $361,069.00 $0.00 $4,843,283.27 ;BNF KCC AAF RESTR UCTURING CLIENTS;OBI FBO EIGER 06/30/2024 Ending Balance $4,843,283.27

THIS PAGE LEFT INTENTIONALLY BLANK

Case 24-80040-sgj11 Doc 480-9 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc
Exhibit I Page 9 of 10

svb Silicon Valley Bank
A Division of First Citizens Bank

3003 Tasman Drive, Santa Clara, CA 95054

June 2024

Reporting Activity 06/01 - 06/30 **Page 1 of 2**

ADDRESS SERVICE REQUESTED

>001959 3076264 0001 092196 10Z
EIGER BIOPHARMACEUTICALS, INC.
DEBTOR IN POSSESSION
2155 PARK AVENUE
PALO ALTO CA 94306

Managing Your Accounts

Phone:	(408) 654-4636
Toll-Free:	(800) 774-7390
Email:	clientsupport@svb.com
Online:	www.svb.com

Summary of Accounts

Account Type	Account Number	Ending Balance
Analysis Checking	[redacted]	$0.00
Total Balance		**$0.00**

Analysis Checking - [redacted]

Account Summary

Date	Description	
06/01/2024	**Beginning Balance**	**$0.00**
06/30/2024	**Ending Balance**	**$0.00**
	Total debits this period	$32.00
	Total credits this period	$32.00
	Service Charge	$0.00

Account Activity

Transaction Date	Description	Debits	Credits	Balance
06/01/2024	Beginning Balance			$0.00
06/26/2024	*ANALYSIS SERVICE CHARGE*	*-$32.00*	*$0.00*	*-$32.00*
06/28/2024	REV ACCOUNT ANALYSIS CHARGE 6/ 26/2024	$0.00	$32.00	$0.00
06/30/2024	Ending Balance			$0.00

01959 3076264 003742 007483 0001/0001

EQUAL HOUSING LENDER Member FDIC

ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

“ Case 24 80040 sgj11 Doc 480 9 Filed 07/31/24 Entered 07/31/24 18:53:14 Desc Exhibit I Page 10 of 10 CHECKS OUTSTANDING CHECKBOOK RECONCILIATION DATE AMOUNT DATE AMOUNT DATE AMOUNT OR # OR # OR # ENTER BALANCE THIS $ STATEMENT ADD RECENT DEPOSITS (NOT CREDITED ON THIS STATEMENT) $ SUBTOTAL $ SUBTRACT TOTAL ITEMS OUTSTANDING $ BALANCE should agree with your checkbook balance after deducting charges and adding credits not shown in your checkbook but included on this statement as follows: BALANCE $ Interest ADD Overdraft DEDUCT Automatic Payment DEDUCT Automatic Advance ADD Service Charge DEDUCT PLEASE REPORT ANY ERRORS OR OMISSIONS PROMPTLY TO US. ERRORS OR OMISSIONS THAT ARE REPORTED WITHIN THE FIRST 30 DAYS FROM THE DATE OF THE LAST STATEMENT CYCLE ARE USUALLY RESOLVED MUCH MORE QUICKLY THAN DATED REQUESTS. As a fraud prevention measure, you need to review your statements and report unauthorized use or errors to us, as explained in more detail below. If your checkbook and statement do not balance have you: Accounted for n Verified additions and sub Compared canceled Compared deposit amounts on bank charges? tractions in your checkbook? checks to check stub? statement to your checkbook? Any charges for imprinted checks include state sales tax computed at the current rate, when applicable. You can call (800) 774 7390 to request an item or substitute check, or a legible copy. We will without charge provide at least two items (or substitute checks or legible copies) upon request, with respect to each statement. IN CASE OF ERRORS OR QUESTIONS CONCERNING YOUR ELECTRONIC TRANSFERS (For Consumer Clients) Telephone Silicon Valley Bank at (800) 774 7390 or write us at: Silicon Valley Bank, Attn: Client Services, 3003 Tasman Drive, Santa Clara, CA 95054, as soon as you can, if you think your statement or your receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Tell us your name and account number (if any). Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe this is an error or why you need more information. Tell us the dollar amount of the suspected error. We will investigate your complaint and will correct any error promptly. If we take more than 10 business days to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. For questions about preauthorized transfers, please contact us at (800) 774 7390. IN CASE OF UNAUTHORIZED USE OF YOUR CHECKS OR ACCOUNTS You agree to review your statement and to report unauthorized use (checks or other charges that are forged, altered or other unauthorized use) or error immediately. Your deposit agreement sets specific times within which you must report unauthorized use or errors to us. In summary (and subject to special rules that may apply to consumers), if you fail to report unauthorized use or errors to us within 30 days after your statement is available, you may be liable for subsequent unauthorized use by the same wrongdoer. If you fail to report within 60 days, you may also be precluded from asserting the unauthorized use or other error against us. Your statement is deemed “available” when made available in paper or electronic form. Your deposit agreement or Related Agreements may set shorter reporting requirements, such as for ACH services. FAIR CREDIT REPORTING ACT We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report. Silicon Valley Bank, a division of First Citizens Bank & Trust Company. Member FDIC.

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EBPI Merger Inc.	§	Case No. 24-80041
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2024	Petition Date: 04/01/2024

Months Pending: 3	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

07/31/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 2 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 3 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
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xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 4 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

xxxvii
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xxxix
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li
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UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 5 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

lxxix
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c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 6 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

xv
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lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 7 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

lvii
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xcii
xciii
xciv
xcv
xcvi
xcvii
xcviii

UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 8 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☒	No ☐
k. Has a disclosure statement been filed with the court?	Yes ☒	No ☐
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 9 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	07/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 10 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 11 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 481 Filed 07/31/24 Entered 07/31/24 18:56:12 Desc Main Document Page 12 of 12
Debtor’s Name EBPI Merger Inc.	Case No. 24-80041

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

  Northern DISTRICT OF Texas

        Dallas

In Re. EB Pharma LLC	§	Case No. 24-80042
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2024	Petition Date: 04/01/2024

Months Pending: 3	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

07/31/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 2 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$800

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$800

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 3 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 4 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

xxxvii
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xxxix
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lxxvii
lxxviii

UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 5 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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c
ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 6 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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xli
xlii
xliii
xliv
xlv
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xlvii
xlviii
xlix
l
li
lii
liii
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lv
lvi

UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 7 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

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UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 8 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☐	No ☒
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐	No ☐	N/A ☒
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☒	No ☐
k. Has a disclosure statement been filed with the court?	Yes ☒	No ☐
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 9 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	07/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 10 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 11 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	11

Case 24-80040-sgj11 Doc 482 Filed 07/31/24 Entered 07/31/24 18:57:46 Desc Main Document Page 12 of 12
Debtor’s Name EB Pharma LLC	Case No. 24-80042

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. Eiger BioPharmaceuticals Europe Limited	§	Case No. 24-80043
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2024	Petition Date: 04/01/2024

Months Pending: 3	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

07/31/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 2 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book Market Other (attach explanation))	$0

d	Total current assets	$0

e.	Total assets	$0

f.	Postpetition payables (excluding taxes)	$0

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$0

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$0

n.	Total liabilities (debt) (j+k+l+m)	$0

o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 3 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv
xv
xvi
xvii
xviii
xix
xx
xxi
xxii
xxiii
xxiv
xxv
xxvi
xxvii
xxviii
xxix
xxx
xxxi
xxxii
xxxiii
xxxiv
xxxv
xxxvi

UST Form 11-MOR (12/01/2021)	3

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 4 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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UST Form 11-MOR (12/01/2021)	4

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 5 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 6 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 7of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

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UST Form 11-MOR (12/01/2021)	7

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 8of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 9 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	07/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 10 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	10

Case 24-80040-sgj11 Doc 483 Filed 07/31/24 Entered 07/31/24 18:59:30 Desc Main Document Page 11 of 12
Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	11

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Debtor's Name Eiger BioPharmaceuticals Europe Limited	Case No. 24-80043

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 1 of 12

UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. EigerBio Europe Limited	§	Case No. 24-80044
§
	§	Lead Case No. 24-80040
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2024	Petition Date: 04/01/2024

Months Pending: 3	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		6

Debtor’s Full-Time Employees (as of date of order for relief):		9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)

☒	Accounts receivable aging

☒	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☒	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

07/31/2024
Date	2100 Ross Avenue, 21st Floor, Dallas, Texas 75201
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 2 of 12
Debtor's Name EigerBio Europe Limited	Case No. 24-80044

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$50,368

b.	Total receipts (net of transfers between accounts)	$0	$2,085

c.	Total disbursements (net of transfers between accounts)	$15,493	$90,741

d.	Cash balance end of month (a+b-c)	$34,875

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$15,493	$90,741

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$1,099,536

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book Market Other (attach explanation))	$0

d	Total current assets	$12,655,662

e.	Total assets	$12,655,662

f.	Postpetition payables (excluding taxes)	$5,364

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$5,364

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$13,449,321

n.	Total liabilities (debt) (j+k+l+m)	$13,454,685

o.	Ending equity/net worth (e-n)	$-799,022

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,437,212

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$1,437,212

d.	Selling expenses	$0

e.	General and administrative expenses	$-18,186

f.	Other expenses	$159,540

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$1,295,858	$1,303,502

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
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UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

xxxvii
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UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

lxxix
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ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
vii
viii
ix
x
xi
xii
xiii
xiv

UST Form 11-MOR (12/01/2021)	5

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 6 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

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UST Form 11-MOR (12/01/2021)	6

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 7 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

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UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

xcix
c
c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/ A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/ A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/ A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 9 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Doug Staut	Doug Staut
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	07/31/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

Case 24-80040-sgj11 Doc 484 Filed 07/31/24 Entered 07/31/24 19:02:44 Desc Main Document Page 10 of 12
Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name EigerBio Europe Limited	Case No. 24-80044

UST Form 11-MOR (12/01/2021)	12

Case 24-80040-sgj11  Doc 484-1  Filed 07/31/24  Entered 07/31/24 19:02:44  Desc

Exhibit A  Page 1 of 1

								Exhibit-1
In re: Eiger BioEurope Limited							Case No.:	24-80044
							Reporting Period:	6/1/2024 - 6/30/2024
Statement of Cash Receipts and Disbursements
Debtor	Case Number	Cash Balance Beg. of Month	Cash Receipts Current Month	Cash Disbursements Current Month		Cash Balance EOM	Disbursements by 3rd Party Current Month	Total Disbursements Current Month
Eiger BioEurope Limited	24-80044	$50,368	—	(15,493)	NA	$34,875	$—	$(15,493)

Total Cash Receipts and Cash Disbursements		$50,368	$—	$(15,493)	NA	$34,875	$—	$(15,493)

1.	In UST form, intercompany and timing adjustments are included in Receipts to avoid inclusion in quarterly fee calculation.

Case 24-80040-sgj11  Doc 484-2  Filed 07/31/24  Entered 07/31/24 19:02:44  Desc

Exhibit B  Page 1 of 1

Exhibit -2
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	6/1/2024-6/30/2024
Supplemental Statement of Operations

	Eiger BioPharmaceuticals, Inc.
	Current Month	Cumulative
	06/01/2024-06/30/2024	04/01/2024-06/30/2024	Notes
Income
Income	$1,437,212	$1,556,753

Total Income	$1,437,212	$1,556,753
Operating Expenses
Cost of Sales	—	—
Expenses	(18,186)	(18,186)

Total Operating Expenses	$(18,186)	$147,548

Operating Income / (Loss)	$1,455,398	$1,409,205

Other (Income) / Expense
Other Income	$—	$—	[1	]
Other Expense	159,540	105,703	[1	]

Total Other (Income) / Expense	$159,540	$105,703

Net Income / (Loss) before Reorganization Expenses	$1,295,858	$1,303,502
Reorganization Items, net	—	—

Net Income / (Loss)	$1,295,858	$1,303,502

Notes

[1]	- Includes both realized and unrealized (gains) / losses.

Case 24-80040-sgj11  Doc 484-3  Filed 07/31/24  Entered 07/31/24 19:02:44  Desc

Exhibit C  Page 1 of 1

Exhibit - 3
In re: Eiger BioEurope Limited	Case No.:	24-80044
	Reporting Period:	6/30/2024
Supplemental Balance Sheet

Eiger BioPharmaceuticals, Inc.
06/30/2024
ASSETS
Cash and Equivalents	$34,875
Accounts Receivable Trade	1,099,536
Intercompany Receivables	11,513,191
Inventory	—
Prepaid Insurance	5,407
VAT on Purchases-Input VAT Receivable	787

Total Current Assets	$12,655,662

TOTAL ASSETS	$12,655,662

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	5,364

Total Liabilities Not Subject to Compromise	$5,364
Liabilities Subject to Compromise
Accounts Payable Trade	—
Intercompany Payables	12,992,524
Accruals GTN: Other Gross to Net	448,504
Accrued Liabilities	8,292

Total Liabilities Subject to Compromise	$13,449,321

Total Liabilities	$13,454,685
Total Equity	(799,022)

TOTAL LIABILITIES & EQUITY	$12,655,662

Case 24-80040-sgj11  Doc 484-4  Filed 07/31/24  Entered 07/31/24 19:02:44  Desc

Exhibit D  Page 1 of 1

In re: Eiger BioEurope Limited												Exhibit - 4
AR Aging										Case No.:		24-80044
										Reporting Period:		6/30/2024

Sold From	Invoice Number	Invoice Date	Due Date	Days Aged	Customer		Currency		Amount	1 - 30 Days (Current)	31 - 60 Days	Total
Eigerbio Europe	10016	04/30/24	06/29/24	1	Sciensus	(Germany)	EUR	*	€168,750.00	$185,481.79		$185,481.79
Eigerbio Europe	10017	05/31/24	07/30/24	-30	Sciensus	(Germany)	EUR	*	€56,250.00	$61,827.26		$61,827.26
Eigerbio Europe	10018	06/30/24	08/29/24	-60	Sciensus	(Germany)	EUR	*	€281,250.00	$309,136.32		$309,136.32
Eigerbio Europe	10019	06/30/24	08/29/24	-60	Sciensus	(Germany)	EUR	*	€494,100.00	$543,090.69		$543,090.69

Total (USD)										$1,099,536.07	$—	$1,099,536.07

Notes

All foreign currencies are translated to USD as of month end

Case 24-80040-sgj11  Doc 484-5  Filed 07/31/24  Entered 07/31/24 19:02:44  Desc

Exhibit E  Page 1 of 1

In re: Eiger BioEurope Limited
AP Aging								Exhibit -5
					Case No.:			24-80044
				Reporting Period:				6/30/2024
Post-Petition Payables
Vendor	Company Name	Invoice	Amount	Due Date	Current	0 - 30 Days	31 - 60 Days	Total Open Balance
V1319	Niche Quality	304	$2,169.52	06/30/24	$—	$2,170	$—	$2,170
V1207	Sciensus International	SINV-0029489	$3,194.46	06/30/24	$—	$3,194	$—	$3,194

Grand Total			$5,363.98		$—	$5,363.98	$—	$5,363.98